SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 12, 2002
Date of Report (Date of Earliest Event Reported)

American Spectrum Realty, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-16785	522258674
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7700 Irvine Center Drive, Suite 555, Irvine, CA 92618
(Address of Principal Executive Offices) (Zip Code)

(949) 753-7111
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

ITEM 9.  Regulation FD Disclosure

Attached hereto is the Chief Executive Officer and Chief Financial Officer Certification
of the Company’s Form 10-Q for the quarterly period ended June 30, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SPECTRUM REALTY, INC.

	By:		/s/ William J. Carden
		Name:	William J. Carden
		Title:	Chairman of the Board, President and Chief Executive Officer

Date: August 12, 2002

Attachment pursuant to Item 9

CEO and CFO CERTIFICATION

The undersigned, Chief Executive Officer and Acting Chief Financial Officer of American Spectrum Realty, Inc. (the “Company”), hereby certifies, to the best of his knowledge, that the Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the “Periodic Report”) accompanying this certification fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.  The foregoing certification is incorporated solely for purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act and is not intended to be used for any other purpose.

Dated: August 12, 2002

/s/ William J. Carden
William J. Carden, Chief Executive Officer, President and Acting Chief Financial Officer